SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------
                                    FORM 8--K
                         -------------------------------
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2003

                                SAKS INCORPORATED
             (Exact name of registrant as specified in its charter)

           TENNESSEE                     1-13113                  62-0331040
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

750 Lakeshore Parkway
  Birmingham, Alabama                                               35211
 (Address of principal                                            (Zip Code)
  executive offices)

       Registrant's telephone number, including area code: (205) 940-4000


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Item 7.       Financial Statements and Exhibits.
              ----------------------------------

              (c) Exhibits

                  Exhibit      Description of Document
                  -------      -----------------------

                    99 July 10, 2003 news release announcing sales for the five weeks ended July 5, 2003.

Item 9.       Regulation FD Disclosure.
              -------------------------

On July 10, 2003, Saks Incorporated announced sales for the five weeks ended July 5, 2003, compared to the five weeks ended July 6, 2002. The July 10, 2003 news release is incorporated herein by reference and is attached hereto as
Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SAKS INCORPORATED

Date: July 10, 2003              /s/ Douglas E. Coltharp
                                 -----------------------
                                 Douglas E. Coltharp
                                 Executive Vice President and
                                 Chief Financial Officer